DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund

Supplement dated November 30, 2016 to

Prospectus and Summary Prospectus each dated April 30, 2016

Effective immediately after 4:00 pm Eastern Time on November 30, 2016, subject to availability on your intermediary’s platform, the Driehaus Active Income Fund (the “Fund”) will reopen to new investors. The Fund has been closed to most new investors since February 28, 2011. Accordingly, the reference on page 6 of the Prospectus to the Fund being closed is hereby removed. References to the Fund being closed to new investors under “General Purchase Information” beginning on page 36 of the Prospectus are hereby removed.

In addition, on page 5 of the Summary Prospectus, the first three sentences under “Purchase and Sale of Fund Shares” are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.